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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) March 30, 2000
                                                          --------------

                             BLYTH INDUSTRIES, INC.
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             (Exact name of registrant as specified in its charter)

          Delaware                 1-13026             36-2984916
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          (State or other         (Commission         (IRS Employer
          jurisdiction of         File Number)      Identification No.)
          incorporation)


               100 Field Point Road, Greenwich, Connecticut 06830
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               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (203) 661-1926
                                                           --------------

                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)




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Item 5.  Other Events.


         On March 30, 2000, the Board of Directors unanimously approved the amendment and restatement of the Amended and Restated 1994 Employee Stock Option Plan, as previously amended (the "Amended and Restated Plan"), subject to stockholder approval. The Amended and Restated Plan increases the number of shares reserved for issuance upon exercise of options on an annual basis during the term of the plan, commencing February 1, 2001. See Exhibit 4.1 attached hereto.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(c)      Exhibits

         4.1      Amended and Restated 1994 Employee Stock Option Plan of the
                  Company


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      BLYTH INDUSTRIES, INC.



Date: April 17, 2000                  By: /s/ Bruce D. Kreiger
                                          --------------------------------------
                                               Name: Bruce D. Kreiger
                                               Title: Vice President &
                                                        General Counsel



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